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                                                                    EXHIBIT 10.4

                              SUBSIDIARIES GUARANTY

      SUBSIDIARIES GUARANTY (GENERAL), (as amended, modified or supplemented from time to time, this "Guaranty"), dated as of September 23, 2004, made by and among each of the undersigned guarantors (each a "Guarantor" and, together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors") in favor of Bank of America, N.A., as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

      WHEREAS, Vanguard Health Holding Company I, LLC ("VHS Holdco I"), Vanguard Health Holding Company II, LLC ("VHS Holdco II"), Vanguard Holding Company II, Inc. (the "Co-Borrower" and, together with VHS Holdco II, the "Borrowers" and each, a "Borrower"), the lenders from time to time party thereto (the "Lenders"), the Administrative Agent, Citicorp North America, Inc., as Syndication Agent, General Electric Capital Corporation, LaSalle Bank, National Association and Wachovia Bank, National Association, as Co-Documentation Agents, and Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Book Runners, have entered into a Credit Agreement, dated as of September 23, 2004 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Collateral Agent and each other Agent are herein called the "Lender Creditors");

      WHEREAS, each Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors");

      WHEREAS, VHS Holdco II, one or more Wholly-Owned Domestic Subsidiaries of VHS Holdco II and any bank (and/or one or more of its banking affiliates) reasonably acceptable to the Administrative Agent, in each case designated to the Administrative Agent in writing by VHS Holdco II as a provider of Treasury Services (as defined below), (collectively, the "Treasury Service Creditors" and, together with the Lender Creditors and the Other Creditors, the "Secured Creditors") in the future may enter into, a credit arrangement providing for treasury, depositary or cash management services (including without limitation, overnight overdraft services) to VHS Holdco II and such Wholly-Owned Domestic Subsidiaries by the

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Treasury Service Creditors, and automated clearinghouse transfers of funds to the Treasury Service Creditors, in each case pursuant to uncommitted lines of credit (collectively, "Treasury Services," and with any written agreement evidencing such credit arrangements (to the extent expressly stated therein that the liabilities and indebtedness thereunder are "Obligations" for the purposes of this Agreement), as amended, modified, supplemented, replaced or refinanced from time to time, herein called the "Treasury Services Agreement").

      WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

      WHEREAS, it is a condition precedent to (i) the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Borrowers under the Credit Agreement, (ii) the Other Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements and (iii) the extension of the Treasury Services by Treasury Service Creditors, that each Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and

      WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Borrowers under the Credit Agreement, the entering into by each Borrower of Interest Rate Protection Agreements or Other Hedging Agreements and the extension of Treasury Services to VHS Holdco II and its Wholly-Owned Domestic Subsidiaries and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrowers and issue, and/or participate in, Letters of Credit for the account of the Borrowers, the Other Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with each Borrower and the Treasury Service Creditors to extend Treasury Services to VHS Holdco II and its Wholly-Owned Domestic Subsidiaries;

      NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Creditors and hereby covenants and agrees with each other Guarantor and the Administrative Agent for the benefit of the Secured Creditors as follows:

            1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety:

            (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrowers under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrowers to the Lender Creditors under the Credit Agreement and each other Credit Document to which the Borrowers are a party (including, without limitation, indemnities, Fees and interest thereon (including, without

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      limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective documentation, whether or not such interest is an allowed claim in any such proceeding)), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Credit Document and the due performance and compliance by the Borrowers with all of the terms, conditions and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

            (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective documentation, whether or not such interest is an allowed claim in any such proceeding) owing by the Borrowers under any Interest Rate Protection Agreement or Other Hedging Agreements, whether now in existence or hereafter arising, and the due performance and compliance by the Borrowers with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness being herein collectively called the "Other Obligations"); and

            (iii) to each Treasury Service Creditor the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding at the rate provided for in the respective documentation, whether or not such interest is allowed in any such proceeding) owing by VHS Holdco II or any of its Wholly-Owned Domestic Subsidiaries to the Treasury Service Creditors with respect to Treasury Services, whether now in existence or hereafter arising in each case under any Treasury Services Agreement (all such obligations, liabilities and indebtedness described in this clause (iii) being herein collectively called the "Treasury Service Obligations", and together with the Credit Document Obligations and the Other Obligations are herein collectively called the "Guaranteed Obligations").

Each Guarantor understands, agrees and confirms that this Guaranty is a guarantee of payment and not of collection, and that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, either Borrower, or against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

            2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the

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Borrowers to the Secured Creditors whether or not due or payable by the
Borrowers upon the occurrence in respect of either Borrower of any of the events specified in Section 10.A05 of the Credit Agreement, and unconditionally, absolutely and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand, in lawful money of the United States.

            3. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrowers whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by either Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by either Borrower, (e) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any payment made to any Secured Creditor on the Guaranteed Obligations which any Secured Creditor repays either Borrower or any other Guarantor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

            4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or any Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or either Borrower and whether or not any other Guarantor, any other guarantor or either Borrower be joined in any such action or actions. Each Guarantor waives (to the fullest extent permitted by applicable law) the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by either Borrower or other circumstance which operates to toll any statute of limitations as to either Borrower shall, to the maximum extent permitted by law, operate to toll the statute of limitations as to each Guarantor.

            5. Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, or any Borrower) and the Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Secured Creditor upon this Guaranty, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon this Guaranty.

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            6.    Any Secured Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations or liabilities of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

            (a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;

            (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (c) exercise or refrain from exercising any rights against either Borrower, any other Credit Party, any Subsidiary thereof, any other guarantor of either Borrower or others or otherwise act or refrain from acting;

            (d) release or substitute any one or more endorsers, Guarantors, other guarantors, either Borrower, or other obligors;

            (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of either Borrower to creditors of either Borrower other than the Secured Creditors;

            (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of either Borrower to the Secured Creditors regardless of what liabilities of either Borrower remain unpaid;

            (g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents, the Treasury Services Agreement or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents, the Treasury Services Agreement or any of such other instruments or agreements;

            (h) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against either Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

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            (i)   take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty (including, without limitation, any action or omission whatsoever that might otherwise vary the risk of the Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against the Guarantor).

            7. No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations, the Credit Documents or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Guaranty (other than the defense of payment in full in cash of the Guaranteed Obligations), and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

            8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of either Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            9. (a) Each Guarantor waives any right (except as shall be required by applicable statute or law and cannot be waived) to require the Secured Creditors to: (i) proceed against any Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from either Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense (other than a defense of payment) based on or arising out of any defense of either Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of either Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of either Borrower other than payment in full of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any collateral serving as security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially

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reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against either Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement, contribution, indemnification or subrogation or other right or remedy of such Guarantor against the Borrower, any other guarantor of the Guaranteed Obligations or any other party or any security.

            (b) Each Guarantor waives (except as shall be required by applicable statute or law and cannot be waived) all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor has knowledge and assumes all responsibility for being and keeping itself informed of each Borrower's, and each other Guarantor's financial condition, affairs and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and has adequate means to obtain from the Borrowers, and each other Guarantor on an ongoing basis information relating thereto and each Borrower's, and each other Guarantor's, ability to pay and perform its respective Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that (x) the Secured Creditors shall have no obligation to investigate the financial condition or affairs of either Borrower, or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of either Borrower, or any other Guarantor that might become known to any Secured Creditor at any time, whether or not such Secured Creditor knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) increase the risk of such Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations hereunder and (y) the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding any of the aforementioned circumstances or risks.

            10. The Secured Creditors agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Secured Creditors (as defined in the Security Agreement) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder). It is understood and agreed that the agreement in this Section 10 is among and solely for the benefit of the Secured Creditors and that, if the Required Secured Creditors so agree (without requiring the consent of any Guarantor), this Guaranty may be directly enforced by any Secured Creditor.

            11. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement, to induce the Other

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Creditors to execute, deliver and perform the Interest Rate Protection
Agreements and Other Hedging Agreements and to induce the Treasury Service Creditors to provide Treasury Services, each Guarantor represents, warrants and covenants that:

            (a) such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization or formation, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and, to the extent applicable, is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the business, assets, liabilities, operations or condition (financial or otherwise) of VHS Holdco I and its Subsidiaries taken as a whole;

            (b) such Guarantor has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Document (such term, for purposes of this Guaranty, to mean each Credit Document, each Interest Rate Protection Agreement and Other Hedging Agreement with an Other Creditor and each Treasury Services Agreement) to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Document.

            (c) such Guarantor has duly executed and delivered this Guaranty and each other Document to which it is a party, and this Guaranty and each such other Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

            (d) neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which such Guarantors or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject,
      (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational document(s)) of such Guarantor or any of its Subsidiaries or (iv) will result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of such Guarantors or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which such Guarantors or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject except in the cases of preceding clause (i) through (iii), inclusive, to the extent that any such contravention, conflict, breach or violation referred in any such clause could not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, liabilities, operations or condition (financial or otherwise) of VHS Holdco I and its Subsidiaries taken as a whole;

            (e) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (v) those filings that have been obtained or made and which remain in full force and effect, (w) the filing of UCC-1 financing statements, (x) filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions, (y) the recordation of the Mortgages and (z) such actions, consents and approvals the failure to be obtained or made which could not be reasonably be expected to have a material adverse effect on the business, assets, liabilities, operations or condition (financial or otherwise) of VHS Holdco I and its Subsidiaries taken as a whole), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Document to which such Guarantor is a party;

            (f) there are no actions, suits or proceedings (private or governmental) pending or, to such Guarantor's knowledge, threatened in writing (i) with respect to this Guaranty or any other Credit Documents to which such Guarantor is a party, (ii) on and as of the Initial Borrowing Date with respect to the Transaction, or (iii) with respect to such Guarantor that could reasonably be expected to have a material adverse effect on (a) the business, assets, liabilities, operations or condition (financial or otherwise) of VHS Holdco I and its Subsidiaries taken as a whole.

            12. Each Guarantor covenants and agrees that on and after the Effective Date and until the termination of the Total Commitments, all Interest Rate Protection Agreements or Other Hedging Agreements and all Treasury Services and the Treasury Services Agreement and until such time as no Note or Letter of Credit remains outstanding (other than Letters of Credit, together with all interest and Fees that have accrued and will accrue thereon through the stated termination date of such Letters of Credit, which have been supported in a manner satisfactory to the Letter of Credit Issuer in its sole and absolute discretion) and no further Incremental Term Loan Commitments may be requested or provided pursuant to the Credit Agreement and all Guaranteed Obligations have been paid in full (other than indemnities described in Section 14.13 of the Credit Agreement and analogous provisions in the Security Documents which are not then due and payable), such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 8 and 9 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 10A of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

            13. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent, the Administrative Agent and each Secured Creditor in connection with the enforcement of this Guaranty and the protection of the Secured Creditors' rights hereunder and any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by the Collateral Agent, the Administrative Agent and each Secured Creditor).

            14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

            15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released) and with the written consent of the Required Secured Creditors; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations, (y) the Other Creditors as the holders of the Other Obligations or (z) the Treasury Service Creditors as holders of the Treasury Service Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent required by Section 14.12 of the Credit Agreement, each Lender), (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements and (z) with respect to the Treasury Service Obligations, the holders of at least a majority of all Treasury Service Obligations outstanding from time to time.

            16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents, Interest Rate Protection Agreements, the Other Hedging Agreements and the Treasury Service Agreement (if any) has been made available to its principal executive officers and such officers are familiar with the contents thereof.

            17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit

Agreement and any payment default under any Interest Rate Protection Agreement, Other Hedging Agreement or Treasury Service Agreement, in each case continuing after any applicable grace period), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Secured Creditor acknowledges and agrees that the provisions set forth in this Section 17 are subject to the sharing provisions set forth in Section 14.06 of the Credit Agreement.

            18. Except as otherwise specified herein, all notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, and addressed to such party (i) in the case of any Lender Creditor, as provided in its Administrative Questionnaire, (ii) in the case of any Guarantor, c/o Vanguard Health Systems, Inc., at 20 Burton Hills Boulevard, Suite 100, Nashville, TN 37215, Telephone No.: (615) 665-6000, Facsimile No.:
(615) 665-6099, Attention: Joseph D. Moore, (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors and (iv) if to any Treasury Service Creditor, at such address as such Treasury Service Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

            19. If any claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected in good faith by such payee with any such claimant (including either Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note, any Interest Rate Protection Agreement, any Other Hedging Agreement, any Treasury Service Agreement or any other instrument evidencing any liability of either Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case located within the County of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack personal jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

            (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause
(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            21. (a) In the event that all of the capital stock or other Equity Interests of one or more Guarantors is sold or otherwise disposed of or liquidated (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated in connection with a sale or disposition permitted by Section 9.02 of the Credit Agreement, or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 14.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements (as defined in the Security Agreement), and in the case of clauses (x) and (y), the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be applied, such Guarantor shall, upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrower or another Subsidiary thereof), be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or other Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

            (b) In addition, one or more Guarantors may be released from the provisions of this Guaranty in accordance with the express provisions of the last sentence of Section 9.02 of the Credit Agreement and/or Section 9.13(b) of the Credit Agreement, and after such release, this Guaranty shall, as to each such Guarantor or Guarantors, terminate and have no further force or effect.

            (c)   At the time of any release pursuant to preceding clause (a) or
(b), the Borrower shall deliver to the Administrative Agent and the Collateral Agent a certificate signed by a principal executive officer of the Borrower stating that the release of the respective Guarantor is permitted pursuant to
Section 21(a) or (b), as the case may be, and setting forth in reasonable detail compliance with the applicable requirements of the Credit Agreement (including, without limitation, continued compliance with Section 9.17 of the Credit Agreement).

            22. To the extent that any Guarantor shall be required hereunder to pay a portion of the Guaranteed Obligations which shall exceed the greater of
(i) the amount of the economic benefit actually received by such Guarantor from the incurrence of the Loans and the issuance of Letters of Credit under the Credit Agreement, the entering into of Interest Rate Protection Agreements and Other Hedging Agreements relating to Other Obligations and the incurrence of Treasury Service Obligations and/or the entering into of any Treasury Service Agreement in connection therewith and (ii) the amount which such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrowers and the other Guarantors) in the same proportion as such Guarantor's net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Guarantors at the date enforcement hereunder is sought (the "Contribution Percentage"), then such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date enforcement hereunder is sought by all Guarantors in respect of the Guaranteed Obligations; provided that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been paid in full, the Total Commitments, and all Letters of Credit and all Treasury Services have been terminated and as further Incremental Term Loan Commitments may be requested or provided pursuant to the Credit Agreement, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

            23. (A)   EACH GUARANTOR HEREBY ACKNOWLEDGES AND AFFIRMS THAT IT
UNDERSTANDS THAT TO THE EXTENT THE GUARANTEED OBLIGATIONS ARE SECURED BY REAL PROPERTY LOCATED IN THE STATE OF CALIFORNIA, SUCH GUARANTOR SHALL BE LIABLE FOR THE FULL AMOUNT OF THE LIABILITY HEREUNDER NOTWITHSTANDING FORECLOSURE ON SUCH REAL PROPERTY BY TRUSTEE SALE OR ANY OTHER REASON IMPAIRING SUCH GUARANTOR'S, THE COLLATERAL AGENT'S OR ANY SECURED CREDITORS' RIGHT TO PROCEED AGAINST EITHER BORROWER OR ANY OTHER GUARANTOR OF THE GUARANTEED OBLIGATIONS.

                  (B) EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHTS AND BENEFITS UNDER SECTIONS 580A, 580B, 580D AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. EACH GUARANTOR HEREBY FURTHER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING OR ANY OTHER PROVISION HEREOF, ALL RIGHTS AND BENEFITS WHICH MIGHT OTHERWISE BE AVAILABLE TO SUCH GUARANTOR UNDER SECTIONS 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 AND
3433 OF THE CALIFORNIA CIVIL CODE.

                  (C) EACH GUARANTOR WAIVES ITS RIGHTS OF SUBROGATION AND REIMBURSEMENT AND ANY OTHER RIGHTS AND DEFENSES AVAILABLE TO SUCH GUARANTOR BY REASON OF SECTIONS 2787 TO 2855, INCLUSIVE, OF THE CALIFORNIA CIVIL CODE, INCLUDING, WITHOUT LIMITATION, (1) ANY DEFENSES SUCH GUARANTOR MAY HAVE TO THIS GUARANTY BY REASON OF AN ELECTION OF REMEDIES BY THE COLLATERAL AGENT OR THE SECURED CREDITORS AND (2) ANY RIGHTS OR DEFENSES SUCH GUARANTOR MAY HAVE BY REASON OF PROTECTION AFFORDED TO EITHER BORROWER PURSUANT TO THE ANTIDEFICIENCY OR OTHER LAWS OF CALIFORNIA LIMITING OR DISCHARGING EITHER BORROWER'S INDEBTEDNESS, INCLUDING, WITHOUT LIMITATION, SECTION 580A, 580B, 580D OR 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. IN FURTHERANCE OF SUCH PROVISIONS, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE COLLATERAL AGENT OR THE SECURED CREDITORS, EVEN THOUGH THAT ELECTION OR REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE DESTROYS SUCH GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST EITHER BORROWER BY THE OPERATION OF SECTION 580D OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHERWISE.

                  (D) EACH GUARANTOR WARRANTS AND AGREES THAT EACH OF THE WAIVERS SET FORTH ABOVE IS MADE WITH FULL KNOWLEDGE OF ITS SIGNIFICANCE AND CONSEQUENCES AND THAT IF ANY OF SUCH WAIVERS ARE DETERMINED TO BE CONTRARY TO ANY APPLICABLE LAW OR

PUBLIC POLICY, SUCH WAIVERS SHALL BE EFFECTIVE ONLY TO THE MAXIMUM EXTENT PERMITTED BY LAW.

                  24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Borrower and the Administrative Agent.

                  25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrowers under Sections 4.03 and 4.04 of the Credit Agreement.

                  26. It is understood and agreed that any Subsidiary of the Borrower that, after the date hereof, desires to become a Guarantor hereunder or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof to the Administrative Agent or (y) executing a Joinder Agreement substantially in the form of Exhibit M to the Credit Agreement and delivering same to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent and
(y) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents and actions required to be taken above to the reasonable satisfaction of the Administrative Agent.

                  27. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar applicable Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws (excluding any guarantee by such Guarantor of any Existing Senior Subordinated Notes, any New Senior Subordinated Notes, any Permitted Subordinated Notes or any Permitted Senior Notes) and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  28. It is understood and agreed that in order for a Treasury Service Creditor to receive the benefits of this Guaranty, such Treasury Service Creditor shall have executed an acknowledgment of the terms and conditions of this Guaranty and delivered same to the Administrative Agent. It is further understood and agreed by the parties hereto that the Treasury Services Obligations are (i) "Senior Indebtedness" for the purposes of the Existing Senior Subordinated Note Documents, (ii) "Senior Debt" for the purposes of the New Senior Subordinated Note Documents or (iii) any similar term for the purposes of any Permitted Senior Subordinated Note Documents.

                                      * * *

      IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                               VHS ACQUISITION CORPORATION
                               VHS OF PHOENIX, INC.
                               VHS OUTPATIENT CLINICS, INC.
                               VHS OF ARROWHEAD, INC.
                               VHS OF SOUTH PHOENIX, INC.
                               VHS IMAGING CENTERS, INC.
                               VHS OF ANAHEIM, INC.
                               VHS OF ORANGE COUNTY, INC.
                               VHS HOLDING COMPANY, INC.
                               VHS OF HUNTINGTON BEACH, INC.
                               VHS OF ILLINOIS, INC.
                               MACNEAL HEALTH PROVIDERS, INC.
                               MACNEAL MANAGEMENT SERVICES, INC.
                               MIDWEST CLAIMS PROCESSING, INC.
                               PROS TEMPORARY STAFFING, INC.
                               WATERMARK PHYSICIAN SERVICES,INC.
                               VHS GENESIS LABS, INC.
                               MACNEAL MEDICAL RECORDS, INC.
                               VANGUARD HEALTH MANAGEMENT, INC.
                               VANGUARD HEALTH FINANCIAL COMPANY, INC.
                               VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
                               VHS ACQUISITION SUBSIDIARY NUMBER 2, INC.
                               VHS ACQUISITION SUBSIDIARY NUMBER 4, INC.
                               VHS ACQUISITION SUBSIDIARY NUMBER 5, INC.
                               VHS ACQUISITION SUBSIDIARY NUMBER 8, INC.
                               HOSPITAL DEVELOPMENT OF WEST PHOENIX,
                               INC., each as a Guarantor

                               By: /s/ Joseph D. Moore
                                   ---------------------------------------------
                                   Title:  Executive Vice President,
                                           Chief Financial Officer and Treasurer

                               Duly authorized to sign on behalf of
                               each of the foregoing entities

                         THE ANAHEIM VHS LIMITED PARTNERSHIP,
                         as a Guarantor

                         By:  VHS of Anaheim, Inc., its General Partner

                         By: /s/ Joseph D. Moore
                             ---------------------------------------------
                             Title:  Executive Vice President,
                                     Chief Financial Officer and Treasurer

                         THE HUNTINGTON BEACH VHS LIMITED
                         PARTNERSHIP, as a Guarantor

                         By:  VHS of Huntington Beach, Inc., its General Partner

                         By: /s/ Joseph D. Moore
                             ---------------------------------------------
                             Title:  Executive Vice President,
                                     Chief Financial Officer and Treasurer

                         HEALTHCARE COMPLIANCE, L.L.C.,
                         as a Guarantor

                         By:  Vanguard Health Management, Inc., its Member

                         By: /s/ Joseph D. Moore
                             ---------------------------------------------
                             Title:  Executive Vice President,
                                     Chief Financial Officer and Treasurer

                         THE VHS ARIZONA IMAGING CENTERS
                         LIMITED PARTNERSHIP, as a Guarantor

                         By:  VHS Imaging Centers, Inc.,
                              its General Partner

                         By: /s/ Joseph D. Moore
                             ---------------------------------------------
                             Title:  Executive Vice President,
                                     Chief Financial Officer and Treasurer

                         VHS SAN ANTONIO PARTNERS, L.P.,
                         as a Guarantor

                         By: VHS Acquisition Subsidiary Number 5,
                             Inc., as General Partner

                         By: /s/ Joseph D. Moore
                             ---------------------------------------------
                             Title:  Executive Vice President,
                                     Chief Financial Officer and Treasurer

Accepted and Agreed to:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Kevin Wagley
    ---------------------------------------------
    Title: Principal